John Hancock Funds II

Supplement dated February 25, 2015 to the current Summary Prospectus

Fundamental Large Cap Value Fund (the fund)

Effective March 1, 2015, Nicholas Renart has been named as a portfolio manager to the fund. Walter T. McCormick and Emory W. Sanders, Jr. will continue as portfolio managers of the fund.

Accordingly, the following supplements the portfolio manager information under the heading “Portfolio management”:

Nicholas Renart
Portfolio Manager

Managed the fund since 2015

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.